GENERAL	12 Months Ended
Dec. 31, 2019
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL

NOTE 1:- GENERAL

a.Radware Ltd. (the "Company"), an Israeli corporation commenced operations in April 1997. The Company and its subsidiaries (the "Group") are engaged in the development, manufacture and sale of cyber security and application delivery solutions for physical, cloud, and software defined data centers (SDDC). The Company’s solutions portfolio secures the digital experience by providing infrastructure, application, and corporate IT protection and availability services to enterprises globally. The Company's solutions are deployed by, among others, enterprises, carriers and cloud service providers worldwide.

b.The Company has established wholly-owned subsidiaries in various countries worldwide. The Company's subsidiaries are engaged primarily in sales, marketing and support activities of its core products.

c.The Company primarily relies on several original design a few vendors to supply certain hardware platforms and components for the production of its products. If one of these suppliers fails to deliver or delays the delivery of the necessary components, the Company will be required to seek alternative sources of supply. A change in suppliers could result in manufacturing delays, which could cause a possible loss of sales and, consequently, could adversely affect the Company's results of operations and financial position.

The Company depends on a sole single managed security service provider, which is a related party, to provide services as part of its protection services. If the managed security service provider fails to provide or delay the delivery of the services, the Company will be required to seek alternative sources of the services. A change in its managed security service provider could result in a possible loss of sales and, consequently, could adversely affect the Company's results of operations and financial position (see note 17).